Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stem, Inc. on Form 10-Q for the three months ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Bush, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the registrant.

STEM, INC.

Date: August 11, 2021	By:	/s/ William Bush
		Name:	William Bush
		Title:	Chief Financial Officer